UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 6, 2025, Jet.AI Inc. (the “Company”) entered into an Amended and Restated Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) with flyExclusive, Inc. (“flyExclusive”), FlyX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of flyExclusive (“Merger Sub”), and Jet.AI SpinCo, Inc., a Delaware corporation and then wholly owned subsidiary of the Company (“SpinCo”).

On July 13, 2026, the parties entered into an Amendment No. 5 to Amended and Restated Agreement and Plan of Merger and Reorganization (the “Amendment”). The Amendment provides for certain adjustments to the final calculation of the Purchase Price (as defined in the Merger Agreement) in connection with the potential post-closing disposition by flyExclusive of certain SpinCo assets. The final Purchase Price will be used to determine whether any Reserve Shares or Additional Merger Consideration Shares (each as defined below) will be issued by flyExclusive post-closing. All other terms of the Merger Agreement remain unchanged.

The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, the agreement itself which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 13, 2026, the Company completed the transactions contemplated by (i) the Merger Agreement and (ii) the Separation and Distribution Agreement, dated February 13, 2025, between the Company, SpinCo, and flyExclusive (the “Separation and Distribution Agreement” and together with the Merger Agreement, the “Transaction Documents”). The completion of the transactions, including the merger of Merger Sub with and into SpinCo, with SpinCo surviving the merger as a wholly owned subsidiary of flyExclusive (the “Merger”), resulted in the disposition by the Company, and the acquisition by flyExclusive, of the Company’s fractional and jet card business.

Merger Consideration

Prior to the Merger and pursuant to the Transaction Documents, the Company transferred the business, operations, services, and activities of the Company’s fractional and jet card business to SpinCo (the “Separation”) and then distributed all of the outstanding shares of SpinCo common stock to the Company’s stockholders of record as of July 6, 2026, on pro rata basis (the “Distribution”). At the effective time of the Merger (the “Effective Time”), the issued and outstanding shares of SpinCo common stock were automatically converted into the right to receive shares of flyExclusive’s Class A common stock (“FLYX Stock”) consisting of: (i) 5,676,892 shares of FLYX Stock, based on an exchange ratio of approximately 2.9002 shares of FLYX Stock for each share of SpinCo common stock (the “Closing Shares”), together with cash in lieu of any fractional Closing Shares, and (ii) 1,419,223 shares of FLYX Stock, based on an exchange ratio of approximately 0.7251 shares of FLYX Stock for each share of SpinCo common stock (the “Reserve Shares” and, together with the Closing Shares, the “Merger Consideration Shares”), together with cash in lieu of any fractional Reserve Shares. The Closing Shares represent 80% of the Merger Consideration Shares and the Reserve Shares represent 20% of the Merger Consideration Shares, with the aggregate amount of Merger Consideration Shares determined based on the initial calculation of the purchase price at closing of $16,175,595 (the “Initial Purchase Price”), which includes an Applicable Premium Percentage (as defined in the Merger Agreement) of 115%.

In connection with the closing of the Merger, at the Effective Time, flyExclusive issued an aggregate of 5,676,892 Closing Shares to the Company’s stockholders. Based on the closing price of the FLYX Stock of $1.595 on July 13, 2026, the total value of the Closing Shares was approximately $9,054,642.74. If the Reserve Shares had been issued on July 13, 2026, the total value of the Reserve Shares would have been approximately $2,263,660.69 based on the closing price of the FLYX Stock of $1.595 on that day.

The Reserve Shares are being held in reserve by flyExclusive until the final Purchase Price (as defined in the Meger Agreement) is determined post-closing, which is expected to occur within 120 days following the closing. The number of Reserve Shares to be issued post-closing, if any, will be based on the final Purchase Price. Once the final post-closing Purchase Price is determined, if such final Purchase Price is greater than or equal to the Initial Purchase Price, flyExclusive will issue all of the Reserve Shares. If the final Purchase Price is less than the Initial Purchase Price, an amount of the Reserve Shares—valued according to the Merger Agreement based on per share price equal to $2.2795 (representing the volume weighted average closing sale price of the FLYX Stock for the 30 consecutive trading day period ended on July 8, 2026)—equal to the difference between the final Purchase Price and the Initial Purchase Price will not be issued and such portion of the Reserve Shares will be deemed to have been forfeited, with the remaining portion of the Reserve Shares, if any, issued the Company’s stockholders of record as of July 6, 2026, on pro rata basis.

Additional Merger Consideration

In addition to the Merger Consideration Shares, if the final Purchase Price is equal to or greater than $16,225,595 (which is the Initial Purchase Price plus $50,000), then flyExclusive will issue an additional number of shares of FLYX Stock in an amount up to 20% of the Merger Consideration Shares (the “Additional Merger Consideration Shares”), based on the amount by which the final Purchase Price exceeds the Initial Purchase Price, as further described in the Merger Agreement.

The description of the transactions in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of each of the following documents, which are each incorporated herein by reference:

●	the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 6, 2025, as amended by (i) Amendment No. 1, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 30, 2025, (ii) Amendment No. 2, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 16, 2025, (iii) Amendment No. 3, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 15, 2026, (iv) Amendment No. 4, which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 12, 2026, and (v) Amendment No. 5, which is being filed with the SEC as Exhibit 2.1 to this Current Report on Form 8-K; and

●	the Separation and Distribution Agreement, which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 20, 2025.

Item 8.01	Other Events.

On July 13, 2026, the Company issued a press release announcing the closing of the transactions, including the Distribution and the Merger. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On July 15, 2026, the Company issued a press release announcing that it entered into a non-binding letter of intent for a proposed reverse takeover transaction with a privately held operating company in which the Company expects that its stockholders would receive an aggregate of approximately $20 million of value in cash and stock. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “ongoing,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “will,” “would,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results, including risks relating to the calculation of the final Purchase Price, our ability to negotiate and enter into definitive transaction documents for the proposed reverse takeover transaction, our ability to obtain any necessary approvals on a timely basis or at all, and broader market conditions. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements of the Company reflecting the transactions described above, including the Separation and the Distribution, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Unaudited Pro Forma Consolidated Balance Sheets as of March 31, 2026;
●	Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2026;
●	Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2025; and
●	Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 5 to Amended and Restated Agreement and Plan of Merger and Reorganization, dated July 13, 2026, between Jet.AI Inc., flyExclusive, Inc., FlyX Merger Sub, Inc., and Jet.AI SpinCo, Inc.

10.1	Form of Jet.AI Inc. 2023 Amended and Restated Omnibus Incentive Plan Restricted Stock Award.

99.1	Press Release, dated July 13, 2026.

99.2	Press Release, dated July 15, 2026.

99.3	Jet.AI Inc. Unaudited Pro Forma Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

July 17, 2026